UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2008

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1467
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

On December 30, 2008, Associated Estates Realty Corporation (the “Company”) and National City Bank, N.A., as Rights Agent (the “Rights Agent”), entered into an Amended and Restated Shareholder Rights Agreement (the “Rights Agreement”) which amends and restates the terms governing the rights (each a “Right”) to purchase one one-thousandth share of the Company’s Class B Series I Cumulative Preferred Share, without par value (“Class B Preferred Share”) currently attached to each outstanding Common Share, without par value (“Common Shares”), of the Company, upon the terms and subject to the conditions set forth in the Rights Agreement.  The Final Expiration Date (as defined in the Rights Agreement) of the Rights is now December 30, 2018.

Other than extending the Final Expiration Date (as defined in the Rights Agreement) and revising plan definition of “beneficial ownership” to include, among other things, certain derivative or synthetic arrangements having characteristics of a long position in the Company’s common shares, there were no material changes to the principal terms of the Rights. The Exercise Price (as defined in the Rights Agreement) for each one-thousandth of a Class B Preferred Share that can be purchased upon the exercise of a Right initially remains $40.00, subject to adjustment from time to time as described in the Rights Agreement.   A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K, with respect to the Rights Agreement, is incorporated into this Item 3.03 by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibits	Description

4.1

Amended and Restated Shareholder Rights Agreement, dated as of December 30, 2008, by and between Associated Estates Realty Corporation and National City Bank, N.A., including the form of Certificate of Amendment to the Second Amended and Restated Articles of Incorporation, the form of Rights Certificate and the Summary of Rights to Purchase Preferred Shares attached thereto as Exhibits A, B and C, respectively.

99.1	Press Release of Associated Estates Realty Corporation dated December 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

/s/ Lou Fatica
Lou Fatica, Vice President
December 30, 2008	Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

4.1

Amended and Restated Shareholder Rights Agreement, dated as of December 30, 2008, by and between Associated Estates Realty Corporation and National City Bank, N.A., including the form of Certificate of Amendment to the Second Amended and Restated Articles of Incorporation, the form of Rights Certificate and the Summary of Rights to Purchase Preferred Shares attached thereto as Exhibits A, B and C, respectively.

99.1	Press Release of Associated Estates Realty Corporation dated December 30, 2008.
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